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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        DATE OF REPORT (date of earliest event reported): April 22, 2002



                               EDGAR ONLINE, INC.
               (Exact name of registrant as specified in charter)



            DELAWARE                 0-26071                   06-1447017
     (State or Other Jurisdiction       (Commission           (I.R.S. Employer
     of incorporation)                   File Number)      Identification No.)


                              50 Washington Street
                           Norwalk, Connecticut 06854
             (Address of principal executive offices, with zip code)

                                 (203) 852-5666
              (Registrant's telephone number, including area code)









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ITEM 5.   OTHER EVENTS

Mr. Albert E. Girod resigned as a director of EDGAR Online, Inc. effective April 22, 2002.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          EDGAR Online, Inc.



Dated:  April 22, 2002                    By: /S/ TOM VOS
                                              -------------
                                          Tom Vos
                                          President and Chief Operating Officer